INDEPENDENT AUDITOR'S CONSENT



We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-3520 of Wells Financial Corp. on Form S-8 (filed with the Securities and Exchange Commission on April 12, 1996) of our report, dated February 7, 2002, included in this Annual Report on Form 10-KSB of Wells Financial Corp. for the year ended December 31, 2001.



                                        /s/McGladrey & Pullen,LLP
                                        ----------------------------------------


Rochester, Minnesota
March 27, 2002